Joint Filer Information

Name of Joint Filer:	THL Equity Advisors VI, LLC

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner and Director (See Note (A) below)

Issuer Name and Ticker or Trading Symbol:	MoneyGram International, Inc. (MGI )

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	May 18, 2011

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY ADVISORS VI, LLC

By: THOMAS H. LEE PARTNERS, L.P., its sole member
By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles Holden
Name: Charles Holden
Title: Managing Director

Dated: May 20, 2011

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner and Director (See Note (A) below)

Issuer Name and Ticker or Trading Symbol:	MoneyGram International, Inc. (MGI )

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	May 18, 2011

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC, its general partner
By: THOMAS H. LEE PARTNERS, L.P., its sole member
By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles Holden

      Name:  Charles Holden
      Title:  Managing Director

Dated: May 20, 2011

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner and Director (See Note (A) below)

Issuer Name and Ticker or Trading Symbol:	MoneyGram International, Inc. (MGI )

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	May 18, 2011

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC, its general partner
By: THOMAS H. LEE PARTNERS, L.P., its sole member
By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles Holden

      Name:  Charles Holden
      Title:  Managing Director

Dated: May 20, 2011

(A) Pursuant to the Issuer’s Amended and Restated Certificate of Incorporation, as amended, and that certain Amended and Restated Purchase Agreement, dated March 17, 2008, between the Issuer and the Investors party thereto, the reporting persons have rights to designate representatives to the Board of Directors of the Issuer.  As of the date of this statement, Thomas Hagerty, Seth Lawry, Scott Jaeckel and Ganesh Rao serve on the Board of Directors of the Issuer as representatives of the reporting persons.

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